                                                                     Exhibit 4.1

COMMON STOCK
WITHOUT PAR VALUE

ZQ

THIS CERTIFICATE IS TRANSFERABLE IN
CINCINNATI, OHIO OR IN NEW YORK, NEW YORK

ORGANIZED UNDER THE LAWS OF THE STATE OF OHIO

SEE REVERSE SIDE FOR CERTAIN DEFINITIONS
AND OTHER INFORMATION.

CUSIP 45665Q 10 3

This Certifies that

is the registered holder of

 FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

Infinity Property and Casualty Corporation (hereinafter referred to as the "Corporation") transferable on the books of the Corporation by the holder hereof in personor by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Articles of Incorporation and the Code of Regulations of the Corporation, as now or hereafter amended, (copies of which are on file with the Transfer Agent), to all of which the holder by acceptance hereof assents. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar. Witness the facsimile seal of the Corporation and the facsimile signatures of its authorized officers.

DATED:

SECRETARY

CHAIRMAN OF THE BOARD

COUNTERSIGNED AND REGISTERED:
AMERICAN FINANCIAL GROUP, INC.
TRANSFER AGENT
AND REGISTRAR
BY

AUTHORIZED SIGNATURE

INFINITY PROPERTY AND CASUALTY CORPORATION

THE CORPORATION WILL MAIL WITHOUT CHARGE TO THE HOLDER HEREOF, WITHIN FIVE (5) DAYS AFTER RECEIPT OF WRITTEN REQUEST THEREFOR TO ITS SECRETARY OR TO THE TRANSFER AGENT, A COPY OF THE EXPRESS TERMS OF THE SHARES REPRESENTED HEREBY AND OF THE SHARES OF EACH OTHER CLASS OR CLASSES AND SERIES OF SHARES OF STOCK OF THE CORPORATION AUTHORIZED TO BE ISSUED.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  -
TEN ENT  -
JT TEN -

as tenants in common
as tenants by the entireties
as joint tenants with right
of survivorship and not as tenants
in common

UNIF GIFT MIN ACT -                    Custodian
                   -------------------           -------------------------------
                                        (Cust)
(Minor)
                                   under Uniform Gifts to Minors
                                   Act
-----------------------------------
(State)

Additional abbreviations may also be used though not in the above list.

for Value Received,                          hereby sell, assign and
transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

SHARES OF THE

CAPITAL STOCK represented by the within Certificate and do hereby irrevocably CONSTITUTE AND APPOINT

Attorney

to transfer the said STOCK on the books of the within named Corporation with full power of substitution in the premises.

Dated

NOTICE

THIS ASSIGNMENT MUST INCLUDE THE SIGNATURES OF ALL PERSONS NAMED AS OWNERS ON THE FACE OF THIS CERTIFICATE.

Signature(s) Guaranteed:

By

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.